Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2395

Defensive Equity & Income Portfolio 2024-4

Supplement to the Prospectus

Effective December 23, 2024 (the “Merger Date”), Tortoise Midstream Energy Fund, Inc. (ticker: NTG) merged into Tortoise Energy Infrastructure Corp. (ticker: TYG). The Portfolio, as a holder of shares of Tortoise Midstream Energy Fund, Inc., received shares of Tortoise Energy Infrastructure Corp. Accordingly, all references in the Portfolio’s prospectus to Tortoise Midstream Energy Fund, Inc. are replaced with Tortoise Energy Infrastructure Corp. The Portfolio will continue to hold and purchase shares of Tortoise Energy Infrastructure Corp.

Supplement Dated: December 23, 2024